SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 9, 1998

                                 BEV-TYME, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                            0-21166                       36-37639323
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
Formation)


800 Sheffield Avenue, Brooklyn, New York                                   11207
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code (718) 485-9222
                                                   --------------


                  134 Morgan Avenue, Brooklyn, New York 11237
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          (Former name or former address, if changes since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP



         On  April  9,  1998,  Bev-Tyme,   Inc.,  a  Delaware  corporation  (the
"Registrant"), filed a petition under Chapter 11 in the Bankruptcy Court for the Eastern District of New York, case number 198-14661-260.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.





                                            BEV TYME, INC.



                                            By: /s/ ALFRED SIPPER
                                               ---------------------------------
                                                    Alfred Sipper
                                                    President


Dated: April 21, 1998